UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2005

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 11, 2005, The Allied Defense Group, Inc.("Allied" or the "Company") issued a press release announcing a restatement of the first and second quarters of 2005 as well as estimated financial results for the third quarter of 2005 and for the nine months ended September 30, 2005, as discussed in item 4.02 below. A copy of the news release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Based on the recommendation of management, on November 9, 2005, the Audit Committee of Allied determined that it had not met the requirement to apply hedge accounting to certain derivative contracts during the first, second and third quarters of 2005, as set forth in the Company's news release attached to this Current Report on Form 8-K as Exhibit 99.1. Furthermore, the Company has not yet finalized the calculations necessary to revise its accounting for these derivative contacts and related disclosures for inclusion in the Company's Form 10-Q for the third quarter of 2005. At present, the Company expects to be able to file the Form 10-Q for the third quarter of 2005 on November 14, 2005, and subsequently file the Form 10-Q/A for the first and second quarters of 2005 shortly thereafter.

As a result of the restatement, the Company has determined that the previously issued first and second quarter 2005 financial statements should no longer be relied upon until amendments thereof are filed with the Securities and Exchange Commission.

The Company's Audit Committee has discussed the matters disclosed in this filing under Item 4.02 with the Company's independent auditors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News Release of The Allied Defense Group, Inc., issued on November 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

November 11, 2005	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 11, 2005